UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  October 3, 2005


                   American Airlines, Inc.
   (Exact name of registrant as specified in its charter)


          Delaware               1-2691            13-1502798
(State of Incorporation) (Commission File Number) (IRS Employer
                                                Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas          76155
(Address of principal executive offices)            (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 8.01    Other Events

American Airlines, Inc. is filing herewith a press release issued on October 3, 2005 as Exhibit 99.1, which is included herein. This press release was issued to report September traffic for American Airlines, Inc.










                          SIGNATURE



     Pursuant  to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     American  Airlines, Inc.



                                     /s/ Charles D. MarLett
                                     Charles D. MarLett
                                     Corporate Secretary



Dated:  October 4, 2005



                        EXHIBIT INDEX


Exhibit        Description

99.1      Press Release







                                        Exhibit 99.1

                              CONTACT:  Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com



FOR RELEASE: Monday, Oct. 3, 2005



         AMERICAN AIRLINES REPORTS SEPTEMBER TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest airline, reported a September load factor of 76.2 percent - an increase of 2.8 points compared to the same period last year. Traffic grew by 9.1 percent year over year, on a 5.0 percent capacity increase.
     International traffic and capacity increased 12.4 percent relative to last year. Domestic traffic increased
7.3 percent year over year, with capacity increasing 1.4 percent.
     American boarded 7.5 million passengers in September. Despite improved traffic figures, the effects of
Hurricanes Katrina and Rita, including soaring jet fuel prices, have had a significant negative impact on American's third quarter results. The company's prior cost and revenue guidance remains unchanged.
     Detailed traffic and capacity data are on the following pages:







               AMERICAN AIRLINES PASSENGER DIVISION
             COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                    EXCLUDES CHARTER SERVICES
                            SEPTEMBER
                               2005          2004       CHANGE
REVENUE PASSENGER MILES (000)
    SYSTEM                  10,743,017     9,850,001       9.1%
       D.O.T. DOMESTIC       7,004,620     6,525,296       7.3
       INTERNATIONAL         3,738,397     3,324,706      12.4
       ATLANTIC              1,784,201     1,671,617       6.7
       LATIN AMERICA         1,496,761     1,274,899      17.4
       PACIFIC                 457,435       378,190      21

AVAILABLE SEAT MILES (000)
    SYSTEM                  14,095,189    13,418,842       5.0%
       D.O.T. DOMESTIC       9,092,822     8,969,836       1.4
       INTERNATIONAL         5,002,367     4,449,006      12.4
       ATLANTIC              2,154,848     2,002,768       7.6
       LATIN AMERICA         2,243,084     1,989,218      12.8
       PACIFIC                 604,435       457,020      32.3

LOAD FACTOR
    SYSTEM                        76.2%         73.4%      2.8 Pts
       D.O.T. DOMESTIC            77            72.7       4.3
       INTERNATIONAL              74.7          74.7       0.0
       ATLANTIC                   82.7          83.4      (0.7)
       LATIN AMERICA              66.7          64         2.7
       PACIFIC                    75.6          82.7      (7.1)

PASSENGERS BOARDED           7,465,486     6,718,498      11.1%

SYSTEM CARGO TON MILES (000)   185,266       173,414       6.8%






                AMERICAN AIRLINES PASSENGER DIVISION
              COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                     EXCLUDES CHARTER SERVICES
                       YEAR-TO-DATE SEPTEMBER
                               2005          2004       CHANGE
REVENUE PASSENGER MILES (000)
    SYSTEM                 105,036,302    98,171,995       7.0%
       D.O.T. DOMESTIC      69,656,597    66,853,344       4.2
       INTERNATIONAL        35,379,705    31,318,651      13
       ATLANTIC             14,971,709    13,808,733       8.4
       LATIN AMERICA        16,378,252    14,327,189      14.3
       PACIFIC               4,029,744     3,182,730      26.6

AVAILABLE SEAT MILES (000)
    SYSTEM                 133,343,119   130,978,761        1.8%
       D.O.T. DOMESTIC      87,319,058    88,958,373       (1.8)
       INTERNATIONAL        46,024,061    42,020,388        9.5
       ATLANTIC             18,024,562    16,939,997        6.4
       LATIN AMERICA        22,884,085    21,117,009        8.4
       PACIFIC               5,115,414     3,963,381       29.1

LOAD FACTOR
    SYSTEM                        78.7%         74.9%       3.8 Pts
       D.O.T. DOMESTIC            79.7          75.1        4.6
       INTERNATIONAL              76.8          74.5        2.3
       ATLANTIC                   83            81.5        1.5
       LATIN AMERICA              71.5          67.8        3.7
       PACIFIC                    78.7          80.3       (1.6)

PASSENGERS BOARDED          74,294,220    69,003,068        7.7%

SYSTEM CARGO TON MILES (000) 1,636,247     1,617,185        1.2%



                             ###

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